SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Virage Logic Corporation

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VIRAGE LOGIC CORPORATION

Notice Of Annual Meeting Of Stockholders

To Be Held February 8, 2002

       The Annual Meeting of Stockholders of Virage Logic Corporation (the “Company”) will be held on February 8, 2002 at 12:00 p.m. Pacific Standard Time at the Company’s headquarters located at 46501 Landing Parkway, Fremont, CA 94538, for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect two Class II directors to hold office until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified.

2. To approve the adoption of the Virage Logic Corporation 2002 Equity Incentive Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending September 30, 2002.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      Only stockholders of record at the close of business on January 4, 2002 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Adam A. Kablanian
President, Chief Executive Officer and
Chairman of the Board of Directors

Fremont, California

January 9, 2002

YOUR VOTE IS IMPORTANT!

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

BOARD OF DIRECTORS
NOMINEES AND CONTINUING DIRECTORS
DIRECTOR COMPENSATION
BOARD COMMITTEES
MEETINGS OF THE BOARD AND COMMITTEES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPROVAL OF ADOPTION OF THE VIRAGE LOGIC CORPORATION 2002 EQUITY INCENTIVE PLAN
PROPOSAL 3 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
APPENDIX A

VIRAGE LOGIC CORPORATION

46501 Landing Parkway
Fremont, California 94538
(510) 360-8000

PROXY STATEMENT

2002 ANNUAL MEETING OF STOCKHOLDERS

      Virage Logic Corporation (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on February 8, 2002, at 12:00 p.m., Pacific Standard Time at the Company’s headquarters located at 46501 Landing Parkway, Fremont, CA 94538, and at any adjournments thereof (the “Annual Meeting”). These materials are being mailed to stockholders on or about January 18, 2002.

      Only holders of the Company’s common stock, $0.001 par value per share, (the “Common Stock”) as of the close of business on January 4, 2002 (the “Record Date”) are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were 20,159,635 shares of Common Stock outstanding.

      A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

      Each stockholder of record is entitled to one vote at the Annual Meeting for each share of Common Stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, for the approval of the Virage Logic Corporation 2002 Equity Incentive Plan (the “2002 Plan”) and for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending September 30, 2002. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

      Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, (a) the nominees for director who receive the greatest number of votes cast will be elected to the Board of Directors; (b) the proposal to approve the 2002 Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it; and (c) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending September 30, 2002 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will have no impact on the election of directors since they have not been cast in favor of or against any nominee, nor will they have any effect on the proposals to approve the 2002 Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending September 30, 2002, since approval of these proposals is based solely on the number of votes actually cast.

      A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 46501 Landing Parkway, Fremont, California 94538 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

      The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS

      The name, age and year in which his term expires of each member of the Board of Directors of the Company is set forth below:

			Term Expires on
			the Annual Meeting
Name	Age	Position	held in the Year

Adam A. Kablanian	42	President, Chief Executive Officer and Chairman of the Board	2003
Alexander Shubat	40	Vice President of Engineering, Chief Technical Officer and Director	2002
Richard Elkus, Jr.	65	Director	2003
Michael L. Hackworth	60	Director	2003
Michael Stark	46	Director	2002

      At the Annual Meeting, the stockholders will vote on the election of Dr. Shubat and Mr. Stark as Class II directors to serve for a three-year term until the Annual Meeting of Stockholders in 2005 and until their successors are elected and qualified. Dr. Sang Wang, who served as a member of the Company’s Board of Directors from November 1998, resigned from the Board of Directors in December 2001. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors.

NOMINEES AND CONTINUING DIRECTORS

      The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

      Adam A. Kablanian co-founded Virage Logic and has served as our President, Chief Executive Officer and as a Director since January 1996. Before founding Virage Logic, Mr. Kablanian was a Department Manager for LSI Logic, a semiconductor integrated device manufacturer, from August 1994 to December 1995 where he was responsible for the embedded memory design division. Before he joined LSI Logic, Mr. Kablanian managed multi-foundry technology transfer programs as an engineering manager at Waferscale Integration, a designer of programmable system devices, from April 1990 to January 1994. Mr. Kablanian holds a B.A. in Physics from the University of California at Berkeley and an M.S. in Electrical Engineering from Santa Clara University.

      Alexander Shubat co-founded Virage Logic and has served as our Vice President of Engineering and Chief Technical Officer and as a Director since January 1996. Before founding Virage Logic, Dr. Shubat served as Director of Engineering at Waferscale Integration from November 1985 to December 1995, where he managed various groups, including design, application-specific integrated circuit and high-speed memory. He holds ten patents and has contributed to more than 25 publications. Dr. Shubat holds a B.S. and an M.S. in Electrical Engineering from the University of Toronto, Canada and a Ph.D. in Electrical Engineering from Santa Clara University.

      Richard Elkus has served as a Director since April 2000. Since May 1997, Mr. Elkus has served as a director of KLA-Tencor, a manufacturer of metrology and wafer inspection equipment for the semiconductor industry. Before the merger of Prometrix Corporation and Tencor in February 1994, Mr. Elkus was Chairman and Chief Executive Officer of Prometrix which he co-founded in 1983 and between February 1994 and May 1997 Mr. Elkus served as Vice Chairman of KLA-Tencor. He also serves on the board of directors of Lam Research, a semiconductor equipment company. He holds a B.S. from Stanford University and an M.B.A. from Dartmouth College, Tuck School of Business Administration.

      Michael L. Hackworth has served as a Director since March 2000. Since January 1985, he has held various positions at Cirrus Logic, a supplier of analog circuits and advanced mixed-signal chip solutions, including President and Chief Executive Officer from January 1985 to June 1998, Chairman and Chief Executive Officer from June 1998 to April 1999 and Chairman since April 1999. He also serves as a Director of Cirrus Logic and Read-Rite, a manufacturer of data storage products. Mr. Hackworth holds a B.S. in Engineering from Santa Clara University.

      Michael Stark has served as a Director since December 1999. Since December 1998, Mr. Stark has served as Managing Director of Crosslink Capital, Inc., a San Francisco-based venture capital firm. From 1992 to December 1998, he was a Managing Director of Crosslink Capital, which was a business unit of Robertson Stephens. From 1989 to 1992 he was Director of Research at Robertson Stephens. From 1983 to 1989, Mr. Stark was a senior research analyst with Robertson Stephens, covering the semiconductor industry. Before joining Robertson Stephens in 1983, he worked in Intel’s strategic planning group. He serves on the board of directors of several private companies. Mr. Stark holds a B.S. in Engineering from Northwestern University and an M.B.A. from the University of Michigan.

      There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR COMPENSATION

      Directors currently do not receive cash compensation from the Company for their services as members of the Board of Directors or any committee of the Board of Directors. They are reimbursed for certain expenses in connection with attending board and committee meetings. The Company has granted, and expects to continue to grant, non-employee directors options to purchase shares of the Company’s Common Stock.

BOARD COMMITTEES

      The Board of Directors has standing Audit and Compensation Committees.

      Audit Committee. The audit committee currently consists of Mr. Elkus, Mr. Hackworth and Mr. Stark. All members of the audit committee are independent directors under the rules of the NASDAQ Stock Market and each of them is able to read and understand fundamental financial statements. The audit committee’s responsibilities include recommending to the board of directors the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, and reviewing and evaluating internal accounting policies. The audit committee has adopted a written charter to guide its operations, a copy of which was attached to the Proxy Statement of the Company for the 2001 Annual Meeting of Stockholders.

      Compensation Committee. The compensation committee currently consists of Mr. Hackworth and Mr. Stark. The compensation committee administers the Virage Logic Corporation 1997 Equity Incentive Plan, the Virage Logic Corporation 2000 Employee Stock Purchase Plan and the Virage Logic Corporation 2001 Foreign Subsidiary Employee Stock Purchase Plan, and, following stockholder approval of the Virage Logic Corporation 2002 Equity Incentive Plan at the Annual Meeting, will administer the 2002 Equity Incentive Plan, determines the compensation and benefits of our officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. Dr. Sang Wang served as a member of the compensation committee until his resignation from the committee in July 2001.

      The Board of Directors does not have a standing nominating committee. The Board of Directors will consider written proposals from stockholders for nominees for director which are submitted to the Secretary of the Company in accordance with the procedures contained in this Proxy Statement under the caption, “Stockholder Proposals for 2003 Annual Meeting” below.

MEETINGS OF THE BOARD AND COMMITTEES

      The Company’s Board of Directors met 8 times during fiscal 2001. The Audit Committee met 7 times and the Compensation Committee met 4 times during fiscal 2001. Each member of the Board attended 75% or more of the Board meetings, and each member of the Board who served on either the Audit or Compensation Committees attended at least 75% of the committee meetings, except for Dr. Wang who attended one of two meetings of the Compensation Committee held while he was a member of such committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No interlocking relationship exists, or in the past fiscal year has existed, between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

      The following table sets forth information regarding ownership of the Common Stock as of December 31, 2001 (or earlier date for information based on filings with the Securities and Exchange Commission) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name and Address of	Amount and Nature of	Percent
Beneficial Owner(1)	Beneficial Ownership(2)	of Class

Crosslink Capital Inc.	2,044,636	10%
2 Embarcadero, Suite 2200
San Francisco, CA 94111(3)
Fidelity Management & Research Company	1,539,130	8%
One Federal Street
Boston, MA 02110(4)
Adam A. Kablanian(5)	4,278,000	21%
Alexander Shubat(6)	2,146,818	11%
James R. Pekarsky(7)	145,403	1%
Vincent F. Ratford(8)	282,500	1%
Raymond T. Leung(9)	143,159	1%
Roger Bitter	0	*
Richard Elkus(10)	100,000	*
Michael L. Hackworth(11)	106,578	1%
Michael Stark(12)	2,074,636	10%
All directors and all executive officers of the Company as a group (10 individuals)(13)	9,450,094	47%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Virage Logic Corporation, 46501 Landing Parkway, Fremont, California 94538.

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after December 31, 2001. Except as otherwise noted, the Company believes that each person or entity has sole voting and investment power with respect to the shares shown.

(3)	Includes shares held by Crosslink Omega Ventures III, L.L.C., Crosslink Offshore Omega Ventures III, Omega Bayview, L.L.C., Crosslink Crossover Fund II, L.P., Crosslink Crossover Fund III, L.P., Michael J. Stark, Seymour F. Kaufman, Anthony Pir Brennan, Vladimir S. Jacimovic, Daniel John Dunn and Thomas E. Bliska (“Crosslink Insiders”). Crosslink Capital, Inc. (“Crosslink”) is an investment adviser to investment funds managed by Crosslink Omega III Holdings, L.L.C. (“Omega III”). Mr. Stark and Mr. Kaufman are control persons of Crosslink. Mr. Stark, Mr. Kaufman, Mr. Brenner and Mr. Jacimovic are control persons of Omega III. Mr. Stark is a director of the Company. Each of Crosslink Insiders disclaims beneficial ownership of the shares reported herein except to the extent of that Crosslink Insider’s pecuniary interest in such shares.

(4)	Fidelity Management & Research Company (“Fidelity”) is the beneficial owner of Common Stock as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Fidelity has no voting power with respect to the Common Stock.

(5)	The number of shares listed includes 84,375 shares subject to a right of repurchase on December 31, 2001 and 347,000 shares held by trusts for the benefit of Mr. Kablanian’s minor children.

(6)	The number of shares listed includes 56,250 shares subject to a right of repurchase on December 31, 2001 and 315,000 shares held by trusts for the benefit of Mr. Shubat’s minor children.

(7)	The number of shares listed includes 75,000 shares subject to a right of repurchase on December 31, 2001 and 50,000 shares that may be issued upon the exercise of an option that is immediately exercisable, subject to our right to repurchase 32,292 of the shares issued upon exercise.

(8)	The number of shares listed includes 126,562 shares subject to a right of repurchase on December 31, 2001.

(9)	The number of shares listed includes 28,125 shares subject to a right of repurchase on December 31, 2001 and 62,500 shares that may be issued upon the exercise of an option that is immediately exercisable, subject to our right to repurchase 54,167 of the shares issued upon exercise.

(10)	The number of shares listed includes 35,625 shares that may be issued upon the exercise of an option that is immediately exercisable, subject to our right to repurchase 27,708 of the shares issued upon exercise.

(11)	The number of shares listed includes 100,000 shares that may be issued upon exercise of an option that is immediately exercisable, subject to our right to repurchase 56,250 of the shares issued upon exercise.

(12)	The number of shares listed includes 30,000 shares that may be issued upon the exercise of an option that is immediately exercisable, subject to our right to repurchase 18,125 of the shares issued upon exercise. Also includes shares held by Crosslink Omega Ventures III, L.L.C., Crosslink Offshore Omega Ventures III, Omega Bayview, L.L.C., Crosslink Crossover Fund II, L.P., Crosslink Crossover Fund III, L.P., Seymour F. Kaufman, Anthony Pir Brennan, Vladimir S. Jacimovic, Daniel John Dunn and Thomas E. Bliska (“Crosslink Insiders”). Crosslink Capital, Inc. (“Crosslink”) is an investment adviser to investment funds managed by Crosslink Omega III Holdings, L.L.C. (“Omega III”). Mr. Stark and Mr. Kaufman are control persons of Crosslink. Mr. Stark, Mr. Kaufman, Mr. Brenner and Mr. Jacimovic are control persons of Omega III. Mr. Stark is a director of the Company. Mr. Stark disclaims beneficial ownership of the shares held by the Crosslink Insiders, except to the extent of his pecuniary interest.

(13)	The number of shares listed includes 430,312 shares subject to a right of repurchase and 308,125 shares that may be issued upon the exercise of options that are immediately exercisable, subject to our right to repurchase 166,042 of the shares issued upon exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Certain Officers

      In August 1997, we extended loans to Messrs. Kablanian and Shubat in connection with the purchase of shares of Common Stock pursuant to Founder’s Restricted Stock Purchase Agreements. These loans were evidenced by full recourse promissory notes from each officer bearing interest at a rate of 6.29% and payable on August 2002. The notes were secured by a pledge of the shares purchased. As of September 30, 2001, these loans were paid in full.

      In March 2000, we extended loans to Messrs. Kablanian, Shubat, Ratford and Pekarsky in order to allow them to exercise stock options. These loans are evidenced by one or more full recourse promissory notes bearing interest at a rate of 6.69% and payable in March 2005. The notes are secured by a pledge of the shares purchased. As of September 30, 2001, the loans to Messrs. Kablanian and Pekarsky were paid in full and one loan to Mr. Ratford was also paid in full.

      In July 2000, we extended a loan to Dr. Zorian in order to allow him to exercise a stock option. This loan was evidenced by two full recourse promissory notes bearing interest at a rate of 6.69% and payable in July 2005. These notes were secured by a pledge of the shares purchased. As of December 31, 2001, these notes were paid in full.

      The following table describes the largest amount of indebtedness of each of the executive officers during the fiscal year 2001 and the amount of indebtedness of each of the executive officers at September 30, 2001:

	Largest Amount Outstanding	Amount Outstanding
Name	During Fiscal Year 2001	at 9/30/2001

Adam A. Kablanian	$310,351	0
Alexander Shubat	$223,376	$182,911
James R. Pekarsky	$112,653	0
Vincent F. Ratford	$143,510	$103,927
Yervant Zorian	$866,817	$866,817 (1)

(1)	Dr. Zorian repaid the notes evidencing his indebtedness to the Company in full in December 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during the fiscal year 2001, such SEC filing requirements were satisfied.

EXECUTIVE COMPENSATION

      The following tables and descriptive materials set forth information concerning compensation earned for services rendered to the Company by (a) the Chief Executive Officer of the Company (the “CEO”), (b) the Company’s next four most highly compensated executive officers whose salary and bonus for the fiscal year 2001 exceeded $100,000 and who were serving as executive officers of the Company at the end of the 2001 fiscal year, and (c) Roger Bitter who served as the Company’s Vice President of Worldwide Sales until July 2001, at which point he resigned. Collectively, together with the CEO, these are the “Named Executive Officers”).

Summary Compensation Table

				Long Term
				Compensation Awards
		Annual Compensation
				Securities
Name and Principal Position(s)	Year	Salary	Bonus	Underlying Options

Adam A. Kablanian	2001	$173,686	$51,068	50,000	(1)
President, Chief Executive Officer and	2000	$168,410	$10,996	150,000	(6)
Chairman of the Board	1999	$146,739	$2,259	—

Alexander Shubat	2001	$173,686	$40,031	100,000	(2)
Vice President and Chief Technical Officer	2000	$168,410	$10,996	100,000	(6)
	1999	$144,388	$2,259	—

Vincent F. Ratford	2001	$162,831	$53,079	65,000	(3)
Vice President of Marketing and	2000	$156,635	$71,558	62,500	(6)
Business Development	1999	$144,615	$89,792	—

James R. Pekarsky	2001	$162,831	$37,529	37,500	(4)
Vice President of Finance and	2000	$156,635	$10,308	50,000	(7)
Chief Financial Officer	1999	$54,808	—	150,000	(6)

Raymond T. Leung	2001	$162,831	$37,529	50,000	(5)
Vice President of Engineering Operations	2000	$156,635	$10,308	62,500	(7)
	1999	$136,538	$2,016	150,000	(6)

Roger Bitter	2001	$132,364	$85,749	—
	2000	$64,215	$30,637	200,000	(7)
	1999	—	—	—

(1)	The option to purchase these shares vests in equal monthly installments over two years starting April 1, 2002.

(2)	50,000 of the shares covered by this option vest in equal monthly installments over two years starting April 1, 2002 and an additional 50,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2004.

(3)	10,000 of the shares covered by this option vest in equal monthly installments over one year starting April 1, 2002, an additional 15,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2003 and an additional 40,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2004.

(4)	The option to purchase these shares vests in equal monthly installments over one year starting April 1, 2004.

(5)	10,000 of the shares covered by this option vest in equal monthly installments over one year starting April 1, 2002 and an additional 40,000 shares covered by this option vest in equal monthly installments over two years starting April 1, 2003.

(6)	The options to purchase these shares were exercised following grant, but the shares issued upon exercise are subject to our right of repurchase. This right of repurchase expires for 25% of the shares on the first anniversary of the date of the option grant and thereafter, expires for the remaining shares ratably over the next three years on a monthly basis except for the right of repurchase for shares issued upon exercise of the option granted to Mr. Leung in fiscal year 1999 which expires for 25% of the shares on the first anniversary of the date of the option grant and thereafter, expires for the remaining shares ratably over the next three years on a quarterly basis.

(7)	The options to purchase these shares are immediately exercisable, but the shares issuable upon exercise are subject to our right of repurchase. This right of repurchase expires for 25% of the shares on the first anniversary of the date of the option grant and thereafter, expires for the remaining shares ratably over the next three years on a monthly basis. Subsequent to September 30, 2001, the option granted to Mr. Bitter expired following his resignation.

Options/Executive Officers

      The following table shows the options granted to the named executive officers during the fiscal year 2001 and the potential realizable value of those grants (on a pre-tax basis) determined in accordance with SEC rules. The information in this table shows how much the named executive officers may eventually realize in future dollars under two hypothetical situations: if the price of the Company’s Common Stock increases 5% or 10% in value per year, compounded over the life of the options. These amounts represent assumed rates of appreciation, and are not intended to forecast future appreciation of the Company’s Common Stock.

Options Granted In Last Fiscal Year

	Individual Grants
						Potential Realizable Value
			% of Total			at Assumed Annual Rate
			Options	Exercise		of Stock Price Appreciation
			Granted to	or Base		for Option Term
	Options		Employees in	Price	Expiration
Name	Granted		Fiscal Year(6)	($/sh)	Date	5%	10%

Adam A. Kablanian	50,000	(1)	2.9%	16.55	7/13/11	$398,243	$1,124,291
Alexander Shubat	100,000	(2)	5.7%	16.55	7/13/11	$796,486	$2,248,582
Vincent F. Ratford	65,000	(3)	3.7%	15.05	7/13/11	$615,216	$1,559,079
James R. Pekarsky	37,500	(4)	2.2%	15.05	7/13/11	$354,932	$899,468
Raymond T. Leung	50,000	(5)	2.9%	15.05	7/13/11	$473,243	$1,199,291
Roger Bitter	—		—	—	—	—	—

(1)	The option to purchase these shares vests in equal monthly installments over two years starting April 1, 2002.

(2)	50,000 of the shares covered by this option vest in equal monthly installments over two years starting April 1, 2002 and an additional 50,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2004.

(3)	10,000 of the shares covered by this option vest in equal monthly installments over one year starting April 1, 2002, an additional 15,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2003 and an additional 40,000 shares covered by this option vest in equal monthly installments over one year starting April 1, 2004.

(4)	The option to purchase these shares vests in equal monthly installments over two years starting April 1, 2004.

(5)	10,000 of the shares covered by this option vest in equal monthly installments over one year starting April 1, 2002 and an additional 40,000 shares covered by this option vest in equal monthly installments over two years starting April 1, 2003.

(6)	The percentage of options granted is based upon an aggregate of 1,740,125 options granted during the fiscal year 2001 to our employees, including the named executive officers.

Aggregated Option Exercises And Option Values Table

      The following table shows information concerning the exercise of stock options by each of the named executive officers during the fiscal year 2001, and the value of all remaining exercisable and unexercisable options at September 30, 2001, on a pre-tax basis.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

			Number of		Value of Unexercised
			Unexercised Options at		In-the-Money Options at
	Shares		9/30/01		9/30/01(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable(2)	Unexercisable	Exercisable	Unexercisable

Adam A. Kablanian	—	—	—	50,000	—	0
Alexander Shubat	—	—	—	100,000	—	0
Vincent F. Ratford	—	—	—	65,000	—	0
James R. Pekarsky	—	—	50,000	37,500	$346,500	0
Raymond T. Leung	—	—	62,500	50,000	$589,375	0
Roger Bitter	—	—	200,000	—	$126,000	—

(1)	Based on the closing price of the Company’s common stock as reported on the Nasdaq National Market System at September 28, 2001, less the exercise price, multiplied by the number of shares underlying the option.

(2)	The shares issuable upon exercise of these options are subject to our right of repurchase. The right of repurchase expires for 25% of the shares on the first anniversary of the date of the option grant and thereafter, expires ratably over the next three years on a monthly basis for the options granted to Messrs. Pekarsky and Bitter and on a quarterly basis for the option granted to Mr. Leung. Subsequent to September 30, 2001, the option granted to Mr. Bitter expired following his resignation.

Change Of Control Arrangements

      In connection with our hiring of James R. Pekarsky, the Company’s Vice President of Finance and Chief Financial Officer, Vincent F. Ratford, the Company’s Vice President of Marketing and Business Development, and Raymond T. Leung, the Company’s Vice President of Engineering Operations, we entered into a letter agreement with each of these officers. Under these agreements, in the event the employment of any of these officers is terminated following a change of control of the Company, the shares subject to options granted to them in connection with their hiring will generally become immediately vested.

Indemnification Agreements

      We have entered into indemnification agreements with our directors and executive officers. Such agreements require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Compensation Philosophy

      The role of the Compensation Committee is to review and administer all compensation arrangements for executive officers, and to be responsible for administering the Company’s benefit plans. The current members of the Compensation Committee are Michael L. Hackworth and Michael Stark, each of whom is a “non-employee director” within the meaning of Section 16 of the Securities and Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. In performing its duties, the Compensation Committee reviews reports and recommendations presented by management, and during fiscal 2001, the Compensation Committee consulted an outside compensation consultant to assist it in the review of compensation levels, structure and design. The Company’s compensation policy for executive officers is to offer a total compensation package that aligns compensation with business objectives and performance and enables the Company to attract, retain and reward executive officers, whose contributions are necessary for the long term success of the Company. Accordingly, each executive officer’s compensation package consists of: (i) base salary; (ii) cash bonus tied to specific business achievements; and (iii) long-term stock-based incentive awards.

Executive Compensation Base Salary

      Salaries for executive officers were generally determined on an individual basis by the Board of Directors at the time of hire and as part of each executive’s annual performance review by evaluating each executive’s scope of responsibility, prior experience, salary history and the executive’s personal performance, as well as the salaries for similar positions at comparable companies. During fiscal 2001, the Compensation Committee has reviewed the base salaries for the executive officers by evaluating the factors described above and considering the recommendations of the Chief Executive Officer.

Cash Bonus

      The Company maintains annual bonus plans that provide for payment of cash bonuses to executive officers based on the Company achieving specific revenue and operating profit targets. Under the Fiscal Year 2001 Executive Variable Incentive Pay Plan, target cash bonuses ranged from 25-35% of executive officers’ base salary. Based on the Company’s performance in fiscal 2001, the Company paid to its executive officers (not including its Chief Executive Officer) cash bonuses ranging from 17-23% of their base salary. For fiscal 2002, the Company adopted the Fiscal Year 2002 Executive Variable Incentive Pay Plan, which has target cash bonuses ranging from 25-35% of the executive officers’ base salary.

Stock Options and Other Equity Compensation

      The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of the Company’s stockholders by encouraging executive officers to acquire a proprietary interest in the Company. The Compensation Committee further believes that the use of vesting periods encourages retention of executive officers, and accordingly stock options granted to executive officers generally vest over time. The stock options are granted to executive officers on a discretionary basis, at varying times and in varying amounts, and generally with an exercise price that is equal to the market price of the Company’s common stock at the time of grant. The size and the timing of each grant are based on a number of factors, including the Company’s achievement of specific milestones, the individual’s level of responsibility, the amount and term of options already held by the individual, the individual’s contributions to the achievement of the Company’s financial and strategic objectives, and industry practices and norms.

      In accordance with this policy, during fiscal 2001 the Compensation Committee reviewed the existing equity-based compensation of the executive officers and made new grants of stock options under the Company’s 1997 Equity Incentive Plan. In order to provide long-term incentives and to encourage retention of the executive officers, these grants vest over different periods for each executive officer in a way that correlates to the number of unvested options of each executive officer from existing stock option grants.

      In addition to participating in the Company’s 1997 Equity Incentive Plan, the Company’s executive officers may also participate in the Company’s 2000 Employee Stock Purchase Plan on the same basis as other employees who meet eligibility criteria. The plan is qualified under Section 423 of the Internal Revenue Code, and it allows participants to purchase, through payroll deductions, Common Stock of the Company at a price equal to 85 percent of its fair market value on the enrollment date or the purchase date, whichever is lower. Following approval of the Company’s 2002 Equity Incentive Plan by the stockholders, the Company’s executive officers may also participate in such plan.

Chief Executive Officer Compensation

      The base salary for Mr. Kablanian, the Company’s President and Chief Executive Officer, for 2001 was $173,686 and it was based on the factors described above for all executive officers. Mr. Kablanian also participated in the Company’s Fiscal Year 2001 Executive Variable Incentive Pay Plan and received a cash bonus of $43,706 under such plan. In addition, as part of the general review of the equity-based compensation of the executive officers, Mr. Kablanian was granted in fiscal 2001 a stock option to purchase 50,000 shares that vests in equal monthly installments over two years starting April 2002.

      For fiscal 2002, the Compensation Committee will continue to evaluate Mr. Kablanian’s compensation consistent with the factors described above for all executive officers and he will be eligible to participate in the Company’s Fiscal Year 2002 Executive Variable Incentive Pay Plan, with a target cash bonus of 50% of Mr. Kablanian’s base salary.

Effect of Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code limits to $1,000,000 per person the amount that the Company may deduct in any taxable year for compensation paid to the Chief Executive Officer and any of the four other most highly compensated officers. Under the Treasury Regulations corresponding to Section 162(m) of the Internal Revenue Code, compensation received through the exercise of an option will not be subject to the $1,000,000 limit if it qualifies as “qualified performance-based compensation” within the meaning of Section 162(m). The Company’s 1997 Equity Incentive Plan was approved, and the 2002 Equity Incentive Plan is submitted for approval by the Company’s stockholders in order for stock options granted under such plans and that have an exercise price equal to the fair market value of the option shares on the grant date, to meet the Section 162(m) requirements for “qualified performance-based compensation” and be exempted from the limitation on deductibility. The Compensation Committee believes that the best interests of the Company and its stockholders will be served if the Company’s stock-based long-term incentives qualify as “qualified performance-based compensation.” It is the Compensation Committee’s intention that, so long as it is consistent with the Company’s overall compensation objectives, virtually all executive compensation will be deductible by the Company for federal income tax purposes.

COMPENSATION COMMITTEE

Michael L. Hackworth
Michael Stark

REPORT OF THE AUDIT COMMITTEE

      Under the guidance of a written charter adopted by the Board of Directors, the role of the Audit Committee is to monitor the integrity of the financial statements of the company, oversee the independence of the company’s independent accountants, and recommend to the Board the selection of the independent accountants. Each of the members of the Audit Committee meets the independence requirements of NASDAQ. In September 2001 the Audit committee recommended, and the Board of Directors approved, the replacement of the Company’s prior independent accountants and the engagement of PricewaterhouseCoopers LLP as the Company’s independent accountants for fiscal 2001.

      Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

      In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements with the Company’s management;

•	discussed with PricewaterhouseCoopers LLP, the Company’s independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Ernst & Young LLP and PricewaterhouseCoopers LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2001 Annual Report on Form 10-K for the fiscal year ended September 30, 2001 filed with the Securities and Exchange Commission; and

•	instructed the independent accountants that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

Richard Elkus
Michael L. Hackworth
Michael Stark

Fees of Accountants

      In addition to performing the review and audit of the Company’s consolidated financial statements, the Company has used the services of its independent accountants for other services, mainly providing the Company advice on federal, state and local tax matters and the accounting effects of different transactions. The Company did not use its independent accountants to provide any services related to financial information systems design and implementation during fiscal 2001.

Audit Fees(1)	$230,336
All other fees(2)	$72,546

(1)	Comprised of $125,000 paid to PricewaterhouseCoopers LLP and $105,336 paid to Ernst & Young LLP.

(2)	Comprised of $20,000 paid to PricewaterhouseCoopers LLP and $52,546 paid to Ernst & Young LLP.

Change in Accountants

      On September 12, 2001, the Company engaged PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ended September 30, 2001. The decision to engage PricewaterhouseCoopers was recommended by the Company’s Audit Committee and approved by the Company’s Board of Directors. During the two most recent fiscal years and through the date of this Proxy Statement, the Company has not consulted with PricewaterhouseCoopers on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304(a)(2) Regulation S-K).

      Before engaging PricewaterhouseCoopers, Ernst & Young LLP had served as the Company’s independent accountants for the years ended September 30, 1999 and 2000 and had advised the Company on federal, state, and local tax matters. The Company dismissed Ernst & Young as the Company’s independent accountants on the date it engaged PricewaterhouseCoopers. The reports of Ernst & Young on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and they were not qualified or modified as to uncertainty, audit scope or accounting principle. During the Company’s two most recent fiscal years and through the date of this Proxy Statement, the Company has had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused them to make reference thereto in their report on the financial statements of the Company for such years, nor were there events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

      The Company requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter, dated September 18, 2001, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2001.

PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return data for the Company’s Common Stock since August 1, 2000 (the date on which the Company’s Common Stock was first registered under Section 12 of the Exchange Act) to the cumulative return over such period of (i) The Nasdaq Stock Market Composite Index, and (ii) the Philadelphia Semiconductor Index. The graph assumes that $100 was invested on the date on which the Company completed the initial public offering of its Common Stock, in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN*

AMONG VIRAGE LOGIC CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE PHILADELPHIA SEMICONDUCTOR INDEX

(PERFORMANCE GRAPH)

	VIRAGE LOGIC	NASDAQ STOCK
	CORPORATION	MARKET (U.S.)	PEER GROUP

8/1/00	100.00	100.00	100.00
9/00	136.98	99.52	73.93
12/00	125.00	66.64	54.49
3/01	99.48	49.74	47.11
6/01	129.08	58.63	52.47
9/01	91.08	40.68	35.72

* $100 INVESTED ON 8/1/00 IN STOCK OR INDEX —

INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

PROPOSAL 1 — ELECTION OF DIRECTORS

      At the Annual Meeting, the stockholders will vote on the election of two Class II directors to serve for a three-year term until the Annual Meeting of Stockholders in 2005 and until their successors are elected and qualified. The Board of Directors has unanimously nominated Alexander Shubat and Michael Stark for election to the Board of Directors as Class II directors. The nominees have indicated that they are willing and able to serve as directors. If either Dr. Shubat or Mr. Stark becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person(s) as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than two nominees at the Annual Meeting. The Class II Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

ALEXANDER SHUBAT AND MICHAEL STARK AS CLASS II DIRECTORS.

      Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of Dr. Shubat and Mr. Stark.

PROPOSAL 2 — APPROVAL OF ADOPTION OF THE VIRAGE LOGIC

CORPORATION 2002 EQUITY INCENTIVE PLAN

      At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of the Virage Logic Corporation 2002 Equity Incentive Plan (the “2002 Plan”). The 2002 Plan was adopted by the Board of Directors in December 2001 and it will become effective only after approval of the stockholders at the Annual Meeting. The 2002 Plan is intended to supplement and generally replace the Virage Logic Corporation 1997 Equity Incentive Plan (the “1997 Plan”). The number of shares reserved for issuance under the 2002 Plan is 1,750,000 shares plus 350,000 shares that would otherwise have been available for future issuance under the 1997 Plan but will instead be issued under the 2002 Plan, and therefore will no longer be available for issuance under the 1997 Plan. The aggregate fair market value of such shares as of December 31, 2001 was $40,383,000. The Company established, over time, an aggregate reserve of 6,195,140 shares of Common Stock for issuance under the 1997 Plan, of which, as of December 31, 2001, the Company had issued 2,634,686 shares upon exercise of options, 2,966,325 were subject to outstanding options and 594,129 shares were available for future grants (including the 350,000 shares being transferred to the 2002 Plan). Adoption of the 2002 Plan will increase the number of shares of Common Stock available for award under the Company’s equity incentive plans by 1,750,000 shares.

      The Board of Directors believes that the Company’s 1997 Plan has contributed to strengthening the incentive of participating employees, officers and directors to achieve the objectives of the Company and its stockholders by encouraging employees, officers and directors to acquire a greater proprietary interest in the Company. The Board of Directors resolved to adopt the 2002 Plan because it believes that:

•	additional shares are necessary to attract new employees and executives;

•	additional shares are needed to further the goal of retaining and motivating existing personnel; and

•	the issuance of options to our employees is an integral component of the Company’s compensation policy.

      The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the adoption of the 2002 Plan because it believes that the grant of stock options and other equity-based awards under the 2002 Plan will contribute to aligning the interests of our employees, officers and directors with those of the stockholders, which is a primary mean of maximizing long-term stockholder value. The proposed increase in the number of shares available for grant of options and other equity-based awards is not required or intended to cover awards previously made under the 1997 Plan or otherwise. As such, no new plan benefits have been granted to date, and future awards under the 2002 Plan are not yet determinable.

Summary Of The 2002 Equity Incentive Plan

      A copy of the 2002 Plan is attached to this proxy statement as Appendix A. The following description of the 2002 Plan is a summary and so is qualified by reference to the complete text of the 2002 Plan.

General

      The purpose of the 2002 Plan is to enhance the long-term stockholders’ value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options, stock awards and cash awards may be granted under the 2002 Plan (each an “Award”). Options granted under the 2002 Plan may be either “incentive stock options”, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

      Administration. The 2002 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant Awards to non-executive level employees in accordance with guidelines established by the Board of Directors, and it may delegate certain responsibilities to an employee of the Company (as applicable, the “Administrator”).

      Eligibility. Non-statutory stock options, stock awards and cash awards may be granted under the 2002 Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options, stock awards and cash awards to be granted under the 2002 Plan. The Company intends the 2002 Plan to be a broad-based employee plan. As of December 31, 2001, the Company had approximately 210 employees and 3 non-employee directors who would be eligible to participate in the 2002 Plan.

      Termination of Awards. Generally, if an awardee’s service to the Company as an employee, consultant or director terminates other than for death, disability, retirement or for “cause”, vested Awards will remain exercisable for a period of three months following the awardee’s termination. Unless otherwise provided for by the Administrator in the Award agreement, if an Awardee dies or becomes totally and permanently disabled while an employee or consultant, the awardee’s vested Awards shall be exercisable for one year following the awardee’s death or disability, or if earlier, the expiration of the term of such Award.

      Nontransferability of Awards. Unless otherwise determined by the Administrator, Awards granted under the 2002 Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee.

Stock Options

      Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date of grant of such option. The exercise price of a non-statutory stock option may not be less than 85% of the fair market value of the Common Stock on the date of grant of such option. Certain replacement options with lower exercise prices may be granted to employees of entities acquired by the Company to replace that employee’s existing options. The fair market value of the Common Stock is generally the closing sales price as quoted on the Nasdaq National Market.

      Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified in each Award agreement. The 2002 Plan permits payment to be made by cash, check, wire transfer, other shares of Common Stock of the Company (with some restrictions), broker assisted same day sale, or full recourse promissory note.

      Term of Option. The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

Stock Awards

      The Administrator may grant stock awards in its discretion. The terms and conditions of a stock award will be found in an Award agreement, but the purchase price of the stock may not be less than 85% of the fair market value of the Common Stock on the date of grant of the stock award. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to the Company and/or an individual business unit.

Cash Awards

      The Administrator may grant cash awards, which entitle the recipient to a cash payment on satisfaction of goals described in the Award. The Administrator determines the terms, conditions and restrictions related to cash awards.

Adjustments on Changes in Capitalization, Merger or Change of Control

      In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of the Company, appropriate adjustments will be made to (i) the number and class of securities subject to the 2002 Plan, (ii) the number and class of securities that may be awarded to any individual under the 2002 Plan, and (iii) the exercise price and number and class of securities under each outstanding Award. Any such adjustments shall be made by the Board of Directors in its absolute discretion, and the decision of the Board shall be final, binding and conclusive.

      In the event of a merger in which the Company is not the surviving corporation (a “Change in Control”), the Board of Directors shall do one or more of the following: (a) arrange for substitution of the awards under the 2002 Plan, (b) accelerate the vesting of awards, in whole or in part, and have unexercised awards terminate immediately prior to the closing of the merger, (c) cancel awards under the 2002 Plan in exchange for cash payments, and (d) arrange for any repurchase rights of the Company to apply to the securities issued in substitution for the Common Stock of the Company or terminate repurchase rights. In addition, the Board of Directors may also specify that other transactions or events constitute a Change of Control and take any one or more of the actions described for a merger transaction. Examples of Change of Control include a merger in which the stockholders of the Company, immediately before the merger, own securities representing 50% or less of the total combined voting power or value of the Company immediately after the merger, any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company immediately before the election cease to constitute a majority of the Board of Directors. In each of such cases the Board of Directors need not adopt the same rules for each award under the 2002 Plan or for each holder of such awards.

      In the event of a proposed dissolution or liquidation of the Company, the Board of Directors may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion.

Amendment and Termination of the Plan

      The Board may amend, alter, suspend or terminate the 2002 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 2002 Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or stockholders may alter or impair any Award previously granted under the 2002 Plan without the written consent of the awardee. The 2002 Plan has no set termination date, however it may be terminated by the Board at any time.

Federal Income Tax Consequences of Options and Stock Awards Under the 2002 Plan

      THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE 2002 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

      Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. In addition, the Treasury Department recently proposed regulations under which the spread on incentive stock options at the time of exercise would be subject to employment tax withholding beginning in 2003. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

      The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held. The Company may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

      In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if Company Common Stock is used to pay all or part of the option price.

      Awards. Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the Common Stock over any consideration paid for the Common Stock (the “spread”). However, if the Common Stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option (see above).

      Limitation on Deduction of Certain Compensation. A publicly-held corporation may not deduct compensation of over $1 million paid in any taxable year to its CEO or any of the four other most highly compensated officers unless the compensation constitutes “qualified performance-based” compensation under the Internal Revenue Code. The Company generally attempts to ensure that any awards under the Plan meet these standards, but may not do so in every instance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE ADOPTION OF THE 2002 PLAN.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT ACCOUNTANTS

      At the Annual Meeting, the stockholders will be asked to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending September 30, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of independent accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

OTHER MATTERS

      As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

      The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than one hundred and twenty (120) days prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not earlier than the one-hundred fiftieth (150th) day prior to such annual meeting and not later than the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner.

      A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

      Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2003 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 46501 Landing Parkway, Fremont, CA 94538, on or before September 17, 2002. In addition, if the Company is not notified by November 29, 2002 of a proposal to be brought before the 2003 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

By Order of the Board of Directors

Adam A. Kablanian
President, Chief Executive Officer and
Chairman of the Board of Directors

Fremont, California

January 9, 2002

YOUR VOTE IS IMPORTANT!

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

APPENDIX A

2002 EQUITY INCENTIVE PLAN

OF
VIRAGE LOGIC CORPORATION

1.     Purpose of this Plan

      The purpose of this 2002 Equity Incentive Plan of Virage Logic Corporation is to enhance the long-term stockholders’ value of Virage Logic Corporation by offering opportunities to eligible individuals to participate in the growth in value of the equity of Virage Logic Corporation.

2.     Definitions and Rules of Interpretation

      2.1     Definitions. This Plan uses the following defined terms:

(a) “1997 Plan” means the Virage Logic Corporation 1997 Equity Incentive Plan, as amended.

(b) “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(c) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(d) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the grant, issuance or transfer of Awards or Award Shares.

(e) “Award” means a Stock Award, Cash Award, or Option granted in accordance with the terms of the Plan.

(f) “Award Agreement” means the document evidencing the grant of an Award.

(g) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(h) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 16, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 15.2.

(i) “Board” means the board of directors of the Company.

(j) “Cash Award” means the right to receive cash as described in Section 8.2.

(k) “Change of Control” means any transaction or event that the Board specifies as a Change of Control under Section 10.4.

(l) “Code” means the Internal Revenue Code of 1986.

(m) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(n) “Company” means Virage Logic Corporation, a Delaware corporation.

(o) “Company Director” means a member of the Board.

(p) “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(q) “Director” means a member of the board of directors of the Company or an Affiliate.

(r) “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(s) “Effective Date” means the day of the Company’s 2002 Annual Meeting of Stockholders.

(t) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(u) “Exchange Act” means the Securities Exchange Act of 1934.

(v) “Executive” means an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate.

(w) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(x) “Fair Market Value” means the value of Shares as determined under Section 17.2.

(y) “Fundamental Transaction” means any transaction or event described in Section 10.3.

(z) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(bb) “Nonemployee Director” means Non-Employee Director as defined in Rule 16b-3.

(cc) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(dd) “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (x) at the time an Award is granted or (y) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit of the Company.

(ee) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(ff) “Option” means a right to purchase Shares granted under this Plan.

(gg) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(hh) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(ii) “Plan” means this 2002 Equity Incentive Plan of Virage Logic Corporation.

(jj) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(kk) “Qualified Domestic Relations Order” means a judgment, order, or decree meeting the requirements of Section 414(p) of the Code.

(ll) “Reverse Vesting” means, with respect to an Option, that an Option is fully exercisable but that the Company has a lapsing right to repurchase the Option Shares as specified in Section 15.2(a) in accordance with the vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or other vesting schedule described in the Award Agreement. With respect to a Stock Award, Reverse Vesting means that the Company has a lapsing right to repurchase the Award Shares purchased pursuant to the Stock Award as specified in Section 15.2(a) in accordance with the vesting schedule described in the Award Agreement.

(mm) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(nn) “Securities Act” means the Securities Act of 1933.

(oo) “Share” means a share of the common stock of the Company, $0.001 par value, or other securities substituted for the common stock under Section 10.

(pp) “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.1.

(qq) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(rr) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(ss) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. Unless determined otherwise by the Administrator, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

(tt) “Vest” means that the Option has become exercisable by or payable to the Awardee by reason of an Awardee’s continued service as Employee, Director or Consultant as provided in the Award Agreement (or, in the case of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, by reason of the Awardee meeting one or more of Objectively Determinable Performance Conditions), or by reason of restrictions on exercise having been removed automatically or by action of the Administrator.

      2.2     Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.     Shares Subject to this Plan; Term of this Plan

      3.1     Number of Award Shares. Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 2,100,000, which consists of 1,750,000 Shares, plus 350,000 Shares that would have been available for future issuance under the 1997 Plan on the Effective Date but instead will be issued under this Plan and not the 1997 Plan.

      3.2     Source of Shares. Award Shares may be authorized but unissued Shares or treasury Shares. If an Award is terminated, expires, or otherwise becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject to the Award shall revert to this Plan and shall again be available for future issuance under this Plan. Shares actually issued under this Plan shall not be available for regrant even if repurchased by the Company.

      3.3     Term of this Plan

      (a) This Plan has been adopted by the Board on December 5, 2001 and it shall be effective on the date it has been adopted by the Company’s stockholders.

      (b) This Plan has no set termination date. However, it may be terminated as provided in Section 13. Moreover, no Incentive Stock Option may be granted after the time described in Section 7(b).

4.     Administration

      4.1     General

      (a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate certain of its responsibilities to any Employee of the Company or any Affiliate, provided that delegation of the responsibility to grant Awards shall be only to the Chief Executive Officer or President of the Company. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only to non-executive level employees and within guidelines established by the Board or Committee. All actions and determinations by any Administrator are subject to the provisions of this Plan.

      (b) The Administrator may engage a brokerage firm, bank, or other financial institution to assist in the delivery of Shares upon exercise of Awards, delivery of reports, or other administrative aspects of the Plan. If the Administrator so elects, each Awardee shall be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by an Awardee under the Plan shall be held in the account in the name in which the share certificate would otherwise be issued.

      (c) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and who are “outside directors” as defined in Section 162(m) of the Code.

      4.2     Authority of Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority:

(a) to grant Awards, including Substitute Awards;

(b) to determine the Fair Market Value of Shares;

(c) to determine the Option Price and the Purchase Price under Awards;

(d) to select the Awardees;

(e) to determine the times Awards are granted;

(f) to determine the number of Shares subject to each Award;

(g) to determine the types of payment that may be used to purchase Award Shares;

(h) to determine the types of payment that may be used to satisfy withholding tax obligations;

(i) to determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j) to modify or amend any Award;

(k) to authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l) to determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m) to interpret this Plan and any Award Agreement or document related to this Plan;

(n) to correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o) to adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p) to adopt, amend, and revoke rules and procedures relating to the operation and administration of this Plan to accommodate non-U.S. Awardees and the requirements of Applicable Law such as: (i) rules and procedures regarding the conversion of local currency, withholding procedures and the handling of stock certificates to comply with local practice and requirements, and (ii) sub-plans and Plan addenda for non-U.S. Awardees;

(q) to determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

(r) to determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

(s) to make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

      4.3     Scope of Discretion. Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion, and such decisions shall be final and binding on all Awardees. In making those decisions the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.     Persons Eligible to Receive Awards

      5.1     Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate.

      5.2     Section 162(m) Limitation.

      (a) Options. So long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (a) no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company to purchase more than 500,000 Shares under Options, subject to adjustment under Section 10, and (b) notwithstanding the provisions of Section 4.1(a), Options may be granted to an Executive only by the Committee. If an Option is cancelled without being exercised, that cancelled Option shall continue to be counted against the limit on Shares under this Section 5.2 for the fiscal year in which the Option was granted.

      (b) Cash Awards and Stock Awards. Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions, the Cash Award or Stock Award may be granted only by the Committee, and the material terms of the Award, including the maximum amount payable and the payment formula, must be approved by the stockholders of the Company before such Award is paid.

6.     Terms and Conditions of Options

      The following rules apply to all Options:

6.1 Price. No Option may have an Option Price less than 85% of the Fair Market Value of the Shares on the Grant Date. No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option.

6.2 Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date.

6.3 Vesting. Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares.

6.4 Form of Payment.

(a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c) In addition, the Administrator may permit payment to be made by any of the following methods:

(i) other Shares, or the designation of other Shares, which (A) in the case of Shares acquired upon exercise of an option (whether or not under this Plan) have been owned by the Awardee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii) provided that a public market exists for the Shares, through a “same day sale” commitment from the Awardee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) under which the Awardee irrevocably elects to exercise the Option and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price, directly to the Company, upon receipt of the Option Shares (a “Cashless Exercise”);

(iii) provided that a public market exists for the Shares, through funds provided to the Awardee under a “margin” commitment from an NASD Dealer under which the Awardee irrevocably elects to exercise the Option and pledge the Option Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Option Price and the NASD Dealer irrevocably commits to forward an amount equal to the Option Price, directly to the Company, upon receipt of the Option Shares;

(iv) one or more full recourse promissory notes bearing interest at a market rate that is at least sufficient to avoid imputation of interest under Sections 483, 1274 and 7872 of the Code and with such other terms as the Administrator specifies, except that Consultants may not purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares, the portion of the Option Price equal to the par value of the Shares must be paid in cash or other lawful consideration, other than the note, and the Company shall at all times comply with any applicable margin rules of the Federal Reserve; and

(v) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

      6.5     Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Qualified Domestic Relations Order.

      6.6     Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes or at such later date as the Board determines. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price and other terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution.

7.     Incentive Stock Options

      The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Awardee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

      (a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

      (b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

      (c) Options intended to be Incentive Stock Options that are granted to any single Awardee under all equity compensation plans of the Company and its Affiliates, including Incentive Stock Options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the Grant Dates of the Options) during any calendar year. For the purpose of this Section 7(c), an Option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the Administrator specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as nonstatutory options. The stock options or portions of stock options to be reclassified as nonstatutory options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

      (d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated in the Option Agreement relating to that Incentive Stock Option.

      (e) Any Incentive Stock Option granted to a Ten Percent Shareholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Shareholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

      (f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Shareholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

      (g) Incentive Stock Options may be granted only to Employees.

      (h) No rights under an Incentive Stock Option may be transferred by the Awardee, other than by will or the laws of descent and distribution. During the life of the Awardee, an Incentive Stock Option may be exercised only by the Awardee. The Company’s compliance with a Qualified Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Awardee, shall not violate this Section 7(h).

      (i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, but is not exercised within three months following Awardee’s Termination for any reason other than the Awardee’s death or disability (as defined in Section 22(c) of the Code) or change of status of an Awardee from an Employee to a Consultant. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, but is not exercised within, one year after the Awardee’s Termination. In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, but is not exercised within, three months following Awardee’s Termination provided it is exercised before the Expiration Date.

8.     Stock Awards and Cash Awards

      8.1     Stock Awards. The following rules apply to all Stock Awards:

(a) Price. No Stock Award may have a Purchase Price less than 85% of the Fair Market Value of the Shares on the Grant Date or on the date on which the purchase is completed. In no event will the Purchase Price of any Stock Award be less than the par value of the Shares issuable under the Stock Award.

(b) Term. No Stock Award shall be exercisable after its Expiration Date. No Stock Award may have an Expiration Date that is more than ten years after its Grant Date.

(c) Vesting. Stock Awards shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement.

(d) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to Reverse Vesting.

(e) Form of Payment. The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.

(i) Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(ii) In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(f) Nonassignability of Stock Awards. Except as determined by the Administrator, including in the Award Agreement, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Stock Awards may be transferred and exercised in accordance with a Qualified Domestic Relations Order.

(g) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price and other terms that, as determined by the Board in its sole and absolute discretion, properly reflect the substitution.

      8.2     Cash Awards. The following rules apply to all Cash Awards:

(a) Term. No Cash Award shall be payable after its Expiration Date. No Cash Award may have an Expiration Date that is more than ten years after its Grant Date.

(b) Vesting. Cash Awards shall be payable: (a) on the Grant Date, (b) in accordance with a schedule related to the Grant Date, the date the Awardee’s directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (c) or upon the achievement of Objectively Determinable Performance Conditions.

9.     Exercise of Awards

      9.1     In General. An Award shall be exercisable in accordance with this Plan, the Award Agreement under which it is granted, and as prescribed by the Administrator.

      9.2     Time of Exercise. Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. Cash Awards shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the Cash Award.

      9.3     Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or the transfer agent for the Shares, no right to vote or receive dividends or other distributions, and no other rights as a stockholder, shall exist with respect to the Award Shares, even though the Awardee has provided the Company with the necessary notices and payments required under Section 9.2. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

      9.4     Limitations on Exercise. The Administrator may specify a reasonable number of Shares that may be purchased on any exercise of an Award, provided that such minimum will not prevent an Awardee from exercising the Award for the full number of Shares for which it is then exercisable.

      9.5     Termination

      (a) In General. Except as provided by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.5(b), (c), (d) and (e), after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the period ending three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

      (b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by the Administrator with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, other than an approved personal or medical leave with employment guaranteed upon return.

      (c) Death or Disability. Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee, to the extent exercisable at the date of that Termination, may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. In the case of an Awardee who dies or becomes disabled within three months after Termination not due to Cause, the Awardee’s Awards may be exercised for one year after that Termination.

      (d) Divestiture. If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4.

      (e) Termination for Cause. If an Awardee’s Termination is due to Cause, all of the Awardee’s Awards shall automatically terminate and cease to be exercisable at the time of Termination and all Awards exercised after the first event constituting Cause may be rescinded by the Administrator. “Cause” means dishonesty, fraud, misconduct, disclosure or misuse of confidential information, conviction of, or a plea of guilty or no contest to, a felony or similar offense, habitual absence from work for reasons other than illness, intentional conduct that could cause significant injury to the Company or an Affiliate, or habitual abuse of alcohol or a controlled substance in a way that interfered with the Awardee’s performance of his or her duties, in each case as determined by the Administrator.

      (f) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (a) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (b) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or the Delaware General Corporation Law relating to the election, appointment, term of office, or removal of a Director.

10.     Certain Transactions and Events

      10.1     In General. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10.

      10.2     Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Purchase Price of any Stock Award, (d) the Option Price and number and class of securities issuable under each outstanding Option, and (e) the repurchase price of any securities substituted for Option Shares that are subject to Reverse Vesting. The specific adjustments shall be determined by the Board in its sole and absolute discretion. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security.

      10.3     Fundamental Transactions. If the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution of options or other compensatory awards on equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) in exchange for Awards, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised prior to the closing or completion of the Fundamental Transaction but then terminate, (c) cancel Awards in exchange for cash payments to Awardees, and (d) arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares. The Board need not adopt the same rules for each Award or each Awardee.

      10.4     Changes of Control. The Board may also, but need not, specify that other transactions or events constitute a “Change of Control”. The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change of Control, notwithstanding any other provision of this Plan, the Board may take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee.

      10.5     Divestiture. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board, in its sole and absolute discretion, may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

      10.6     Dissolution. If the Company adopts a plan of dissolution, the Board may, in its sole and absolute discretion, cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. To the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate immediately prior to the completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee.

      10.7     Cut-Back to Preserve Benefits. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken with respect to that Awardee’s Awards or Award Shares, then and to that extent one or more of those steps shall not be taken.

11.     Withholding and Tax Reporting

      11.1     Tax Withholding Alternatives

      (a) General. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to issue or deliver Award Shares or release Award Shares from an escrow until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

      (b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld shall not exceed the amount determined by the applicable minimum statutory withholding rates, and shall be determined as of the date that the amount of tax to be withheld or tendered for this purpose is to be determined.

      11.2     Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator in writing of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

12.     Compliance with Law

      12.1     Applicable Law. The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

      12.2     Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer instructions, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13.     Amendment or Termination of this Plan or Outstanding Awards

      13.1     Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

      13.2     Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock

Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

      13.3     Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Administrator determines in its sole and absolute discretion that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Administrator may, but need not, take the tax consequences to affected Awardees into consideration in acting under the preceding sentence. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination, or Award Shares issued under such Awards, even if those Award Shares are issued after the termination.

14.     Reserved Rights

      14.1     Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

      14.2     Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligation shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligation.

15.     Special Arrangements Regarding Award Shares

      15.1     Escrows and Pledges. To enforce any restrictions on Award Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Awardee who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit, with the Company, some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral, unless stated otherwise in the Award Agreement and the note.

15.2     Repurchase Rights.

      (a) Reverse Vesting. If an Option or Stock Award is subject to Reverse Vesting, the Company shall have the right, during the three months after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination, for a price equal to the lower of: (i) the Option Price or Purchase Price for such Shares, minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase, and (ii) the Fair Market Value of those Option Shares as of the date of the Termination. The repurchase price shall be paid in cash or, if the Option Shares were purchased in whole or in part for a promissory note, cancellation of the indebtedness under that note related to the repurchased portion of an Award, or a combination of those means. The Company may assign this right of repurchase.

      (b) Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 15.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 15.2 for exercising its repurchase rights in order to exercise such rights.

      15.3     Cash Dividends. Cash Dividends on Award Shares that are subject to any restrictions, including Reverse Vesting shall be held by the Company for the benefit of the Awardee until the lapsing of the restrictions on such Award Shares with such interest as determined by the Administrator in its sole discretion.

16.     Beneficiaries

      An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

17.     Miscellaneous

      17.1     Governing Law. This Plan and all determinations made and actions taken under this Plan shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

      17.2     Determination of Value. Fair Market Value shall be determined as follows:

(a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

(b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board will determine Fair Market Value in good faith. The Board will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

      17.3     Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

      17.4     Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator and Applicable Law.

      17.5     Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 17.4, communicated electronically), shall be addressed to the Chief Financial Officer of the Company, and shall only be effective when received by the Chief Financial Officer of the Company.

Adopted by the Board on: December 5, 2001

Approved by the stockholders on:

Effective date of this Plan:

VIRAGE LOGIC CORPORATION

Proxy Solicited by the Board of Directors
for the Annual Meeting of Stockholders
to be Held February 8, 2002

     The undersigned hereby appoints Adam A. Kablanian and James R. Pekarsky or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Virage Logic Corporation (the “Company”) to be held on February 8, 2002 at 12:00 p.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

1.	To elect Alexander Shubat and Michael Stark as Class II directors, to hold office until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified, the nominees listed below:

Nominees:	01 Alexander Shubat 02 Michael Stark

[ ] FOR All nominees listed (except as indicated below)	[ ] WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

To approve the adoption of the Virage Logic Corporation 2002 Equity Incentive Plan.

[ ] For	[ ] Against	[ ] Abstain

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending September 30, 2002.

[ ] For	[ ] Against	[ ] Abstain

     The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign

Date: , 2002

PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.